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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 9, 2004

                             EURONET WORLDWIDE, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                      0-22167                 74-2806888
    (State or other                (Commission            (I.R.S. Employer
    jurisdiction of                File Number)          Identification No.)
    incorporation)

                             4601 College Boulevard
                              Leawood, Kansas 66211
                (Address of principal executive office)(Zip Code)

                                (913) 327-4200
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 7.01  Regulation FD Disclosure

          On December 9, 2004, Euronet Worldwide, Inc. (the "Company") issued a press release announcing that it intended to offer, subject to market and other conditions, approximately $100 million principal amount of convertible debentures due 2024 in a transaction made only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. A copy of the press release announcing the offering is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the debentures or any other securities.



Item 9.01  Financial Statements and Exhibits

(c)   Exhibits.

99.1  Press Release, dated December 9, 2004, issued by Euronet Worldwide, Inc.



                                  Signature(s)

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    EURONET WORLDWIDE, INC.


                                    By:   /s/ Daniel R. Henry
                                        --------------------------------------
                                        Daniel R. Henry
                                        Chief Operating Officer

Date:  December 9, 2004.